Exhibit 10.4

PROMISSORY NOTE
Date: April 11th,2019 With this note, a total of NTD 80,000,000 shall be paid unconditionally to or its designated representative on (MM) (DD), YY). And the related covenants are as follows:

1.	This Promissory Note exempts it from the obligations of issuing a certificate of protest and the notification obligation of negotiable instruments
2.	The interest rate of this promissory note shall be calculated at the fixed interest rate of % per annum from the issuing date of this note. If the payment for the principal and interests mentioned above is delayed, for those delayed part with the overdue time less than six months, liquidated damages shall also be paid with, at 10% of the previously agreed interest rate; for those delayed part with the overdue time more than six months, the liquidated damages shall be paid with, at 20% of the previously agreed interest rate.
3.	The Far Eastern International Bank Co., Ltd. (address: ) has been specified as the paying agent by this Promissory Note.
4.	The prescribed period for presentment of this Promissory Note for acceptance shall be extended to one (1) year from the date of drawing. 5. Place of payment:

Drawer: Prime World International Holdings Ltd., Taiwan Branch	Drawer:

Company I.D.:28410552	Company I.D.
Address: No. 18, Gong 4th Rd., Gong’er Industrial Park, Linkou Dist., New Taipei City	Address:

Drawer:	Drawer:
Company I.D.	Company I.D.
Address:	Address:

Drawer:	Drawer:
Company I.D.	Company I.D.
Address:	Address:

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AUTHORIZATION

The undersigned whom issues the Promissory Note in the total amount of NTD 80,000,000 dated on April 11th,2019 hereby authorizes Far Eastern International Bank Co., Ltd. (hereinafter called the ”Bank”) to fill in the maturity date and interest rate of the Promissory Note in the event of the Bank exercises its right on the Promissory Note. The undersigned shall raise no objection.

To

Far Eastern International Bank Co., Ltd.

Customer: Prime World International Holdings Ltd.,	Customer:
Taiwan Branch
Address: No.18, Gong 4th Rd., Gong’er Industrial Park,	Address:
Linkou Dist., New Taipei City

Customer:	Customer:
Address:	Address:

Customer:	Customer:
Address:	Address:

Customer:	Customer:
Address:	Address:

Deputy Manager	Reviewed By	Seal/Signature Verified By

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